FCPT Announces First Quarter 2021 Financial and Operating Results MILL VALLEY, CA – April 27, 2021 / Business Wire – Four Corners Property Trust, Inc. (“FCPT” or the “Company”, NYSE: FCPT) today announced financial results for the three months ended March 31, 2021. Management Comments “First quarter results demonstrate the continuing robustness of the Four Corners’ portfolio,” said CEO Bill Lenehan. “We maintained industry-leading collections in the existing portfolio and benefited from a full quarter of ownership of the properties acquired at the end of 2020. We continue to acquire quality properties while remaining disciplined in our pricing. We recently raised an unsecured private note offering at an all-time low rate as a result of our strong balance sheet.” Rent Collection Update As of March 31, 2021, the Company has received rent payments representing 99.7% of its portfolio contractual base rent for the quarter ending March 31, 2021. Financial Results Rental Revenue and Net Income Attributable to Common Shareholders • Rental revenue for the first quarter increased 10.0% over the prior year to $41.5 million. Rental revenue consisted of $40.0 million in cash rents and $1.5 million of straight-line and other non-cash rent adjustments. • Net income attributable to common shareholders was $20.6 million for the first quarter, or $0.27 per diluted share. These results compare to net income attributable to common shareholders of $19.3 million in the prior year, or $0.27 per diluted share. Funds from Operations (FFO) • NAREIT-defined FFO per diluted share for the first quarter was $0.37, representing flat per share results compared to the first quarter in 2020. Adjusted Funds from Operations (AFFO) • AFFO per diluted share for the first quarter was $0.38, representing a $0.01 per share increase compared to the first quarter in 2020. General and Administrative (G&A) Expense • G&A expense for the first quarter was $4.8 million, which included $1.4 million of stock-based compensation. These results compare to G&A expense in the first quarter of 2020 of $3.8 million, including $0.8 million of stock-based compensation. • Cash G&A expense (after excluding stock-based compensation) for the first quarter was $3.4 million, representing 8.5% of cash rental income for the quarter. Cash G&A expenses increased over the subsequent quarter principally due to seasonally higher payroll-related taxes in the first quarter and team member additions to support the growth of the portfolio and our operations. Dividends • FCPT declared a dividend of $0.3175 per common share for the first quarter of 2021.

Portfolio Activities Acquisitions • During the first quarter of 2021, FCPT acquired 13 properties for a combined purchase price of $33.9 million at an initial weighted average cash yield of 6.6% and a weighted average remaining lease term of 9.9 years. Dispositions • During the first quarter of 2021, FCPT sold 2 properties for a combined purchase price of $3.5 million representing $0.4 million of gain and a 6.1% cash capitalization rate on rents that were previously in place and exclusive of transaction costs. Liquidity and Capital Markets Capital Raising • During the first quarter, FCPT issued 161,509 shares of common stock via its At-The-Market (ATM) stock program at a weighted average offering price of $29.56 for gross proceeds of $4.8 million. • As announced on February 25, 2021, FCPT recently entered into agreements to issue $100 million of senior unsecured notes (the “Notes”) in the second quarter. The Notes consist of $50 million of notes with a ten-year term maturing on April 29, 2031, and priced at a fixed interest rate of 2.99%, and $50 million of notes with a eight-year term, maturing on April 30, 2029, and priced at a fixed interest rate of 2.74%. Both notes funded on April 27, 2021. In connection with this offering, the Company terminated interest rate swaps entered into previously to partially hedge the Treasury rate of this offering at a gain which will be amortized over the life of the Notes and lower by approximately 0.17% the all-in annual interest rate expense on these Notes. Including the gain amortization, the all-in interest rate on the combined offering is 2.70%. Liquidity • At March 31, 2021, FCPT had $227.5 million of available liquidity including $11.5 million of cash and cash equivalents and $216 million of undrawn credit line capacity. Credit Facility and Unsecured Note • At March 31, 2021, FCPT had $784 million of outstanding debt, consisting of $400 million of term loans, $350 million of unsecured fixed rate notes, and $34 million drawn on FCPT’s $250 million revolving credit facility. FCPT’s leverage, as measured by the ratio of net debt to adjusted EBITDAre, is 5.3x at quarter-end. Kerrow Restaurant Operating Business • The Kerrow restaurant subsidiary, which now operates seven LongHorn Steakhouses in San Antonio, reported improving results with positive EBITDA of $373 thousand in the first quarter as compared to EBITDA of $244 thousand in the fourth quarter of 2020. Kerrow opened its seventh LongHorn restaurant in late April. The additional restaurant will contribute to results for the rest of the year offset with pre-opening costs that will occur in the second quarter. Real Estate Portfolio • As of March 31, 2021, the Company’s rental portfolio consisted of 810 properties located in 46 states. The properties are 99.7% occupied (measured by square feet) under long-term, net leases with a weighted average remaining lease term of approximately 10.0 years.

Conference Call Information Company management will host a conference call and audio webcast on Wednesday, April 28 at 11:00 a.m. Eastern Time to discuss the results. Interested parties can listen to the call via the following: Phone: 1-888-346-5243 (domestic) / 1-412-317-5120 (international). Participants not pre-registered must ask to be joined into the Four Corners Property Trust call. Internet: Live webcast: https://services.choruscall.com/links/fcpt210428.html In order to pre-register for the call, investors can visit https://dpregister.com/sreg/10154505/e67b592d35 and enter in their contact information. Replay: Available through July 28, 2021 by dialing 1-877-344-7529 (domestic) / 1-412-317- 0088 (international), Replay Access Code 10154505. About FCPT FCPT, headquartered in Mill Valley, CA, is a real estate investment trust primarily engaged in the acquisition and leasing of restaurant properties. The Company seeks to grow its portfolio by acquiring additional real estate to lease, on a net basis, for use in the restaurant and retail industries. Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the federal securities laws. Forward- looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, announced transactions, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of the Company and the Company’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward- looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. In addition, the extent to which COVID-19 impacts the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact and the direct and indirect economic effects of the pandemic and containment measures, among others. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission.

Notice Regarding Non-GAAP Financial Measures: In addition to U.S. GAAP financial measures, this press release and the referenced supplemental financial and operating report contain and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website. Supplemental Materials and Website: Supplemental materials on the First Quarter 2021 operating results and other information on the Company are available on the investors relations section of FCPT’s website at www.investors.fcpt.com. FCPT Bill Lenehan, 415-965-8031 CEO Gerry Morgan, 415-965-8032 CFO

Four Corners Property Trust Consolidated Statements of Income (Unaudited) (In thousands, except share and per share data) 2021 2020 Revenues: Rental revenue 41,515$ 37,725$ Restaurant revenue 5,231 4,704 Total revenues 46,746 42,429 Operating expenses: General and administrative 4,763 3,842 Depreciation and amortization 8,236 7,054 Property expenses 1,002 635 Restaurant expenses 4,859 4,502 Total operating expenses 18,860 16,033 Interest expense (7,633) (7,003) Other income, net 1 4 Realized gain on sale, net 431 - Income tax expense (63) (61) Net income 20,622 19,336 Net income attributable to noncontrolling interest (43) (71) Net Income Attributable to Common Shareholders 20,579$ 19,265$ Basic net income per share 0.27$ 0.28$ Diluted net income per share 0.27$ 0.27$ Regular dividends declared per share 0.3175$ 0.3050$ Weighted-average shares outstanding: Basic 75,969,887 70,052,772 Diluted 76,131,563 70,258,211 Three Months Ended March 31,

Four Corners Property Trust Consolidated Balance Sheets (In thousands, except share data) March 31, 2021 (unaudited) December 31, 2020 Real estate investments: Land 843,024$ 827,502$ Buildings, equipment and improvements 1,338,187 1,327,641 Total real estate investments 2,181,211 2,155,143 Less: Accumulated depreciation (660,411) (657,621) Total real estate investments, net 1,520,800 1,497,522 Intangible lease assets, net 96,297 96,291 Total real estate investments and intangible lease assets, net 1,617,097 1,593,813 Real estate held for sale 3,992 2,763 Cash and cash equivalents 11,483 11,064 Straight-line rent adjustment 49,825 47,938 Derivative assets 2,305 762 Other assets 12,575 11,839 Total Assets 1,697,277$ 1,668,179$ Liabilities: Long-term debt ($784,000 and $760,000 principal, respectively) 778,394$ 753,878$ Dividends payable 24,147 24,058 Rent received in advance 10,143 11,926 Derivative liabilities 14,189 - Other liabilities 18,503 33,816 Total liabilities 845,376 823,678 Equity: Preferred stock, $0.0001 par value per share, 25,000,000 shares authorized, zero shares issued and outstanding - - Common stock, $0.0001 par value per share, 500,000,000 shares authorized, 76,171,261 and 75,874,966 shares issued and outstanding, respectively 8 8 Additional paid-in capital 843,458 840,455 Accumulated other comprehensive (loss) income (17,706) (25,695) Noncontrolling interest 3,070 3,061 Retained earnings 23,071 26,672 Total equity 851,901 844,501 Total Liabilities and Equity 1,697,277$ 1,668,179$ ASSETS LIABILITIES AND EQUITY

Four Corners Property Trust FFO and AFFO (Unaudited) (In thousands, except share and per share data) 2021 2020 Funds from operations (FFO): Net income 20,622$ 19,336$ Depreciation and amortization 8,215 7,036 Realized gain on sales of real estate (431) - FFO (as defined by NAREIT) 28,406$ 26,372$ Straight-line rental revenue (2,011) (2,161) Stock-based compensation 1,371 831 Non-cash amortization of deferred financing costs 543 512 Other non-cash interest income (expense) - (1) Non-real estate investment depreciation 21 18 Other non-cash revenue adjustments 506 185 Adjusted Funds from Operations (AFFO) 28,836$ 25,756$ Fully diluted shares outstanding (1) 76,290,955 70,515,859 FFO per diluted share 0.37$ 0.37$ AFFO per diluted share 0.38$ 0.37$ (1) Assumes the issuance of common shares for OP units held by non-controlling interest. Three Months Ended March 31,